1 4Q24 Update (Nasdaq: BHRB) January 2025

2 Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of Burke & Herbert Financial Services Corp. (the “Company”) regarding revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected cost savings, synergies, returns, and other anticipated benefits from the integration of Summit Financial Group, Inc. (“Summit”) following the recently completed merger of Summit with and into the Company; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward–looking statements speak only as of the date they are made; the Company does not assume any duty, does not undertake, and specifically disclaims any obligation to update such forward–looking statements, whether written or oral, that may be made from time to time, whether because of new information, future events, or otherwise, except as required by law. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements because of a variety of factors, many of which are beyond the control of the Company. Accordingly, you should not place undue reliance on forward-looking statements. The risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: costs or difficulties associated with newly developed or acquired operations; risks related to our ability to successfully integrate Summit into the Company and operate the combined company; changes in general economic trends (either nationally or locally in the areas in which we conduct, or will conduct, business), including inflation, interest rates, market and monetary fluctuations; increased competition; changes in consumer demand for financial services; our ability to control costs and expenses; adverse developments in borrower industries or declines in real estate values; changes in and compliance with federal and state laws and regulations that pertain to our business and capital levels; our ability to raise capital as needed; the effects of any cybersecurity breaches; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10–K for the year ended December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024, and other reports the Company files with the SEC. Non-GAAP Financial Measures This presentation contains certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such non-GAAP financial measures may include the following: fully tax-equivalent net interest margin, core operating earnings, core net income, tangible book value per common share, total risk-based capital ratio, tier one leverage ratio, tier one capital ratio, and the tangible common equity to tangible assets ratio. Management uses these non-GAAP financial measures to assess the performance of the Company’s core business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about the Company to assist investors in evaluating operating results, financial strength, and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this presentation are referenced in a footnote or in the appendix to this presentation.

3 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp., and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. A quintessential community banking institution, we are headquartered in Old Town Alexandria, Virginia, and have served the banking, borrowing and investing needs of businesses, organizations, families, and individuals since 1852. • As a true community bank, we are deeply tied to the people, neighborhoods, and institutions where we live and work. Our employees form a diverse, dedicated, close-knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • On May 3, 2024, we merged with Summit Financial Group, Inc. (Summit), creating an $8 billion financial institution with more than 75 branches across Virginia, West Virginia, Maryland, Delaware, and Kentucky, with more than 800 employees serving our communities.

4 Our Business Model • Our business model is built on customer service - Understanding our customers’ financial goals and offering our diverse products and services to help them achieve financial prosperity • Our approach is concentrated on growing and deepening relationships across our businesses that meet our risk/return measures • We are focused on our strategic priorities which are designed to enhance value over the long term - Being a trusted advisor - Growing fee revenue - Profitably expanding our markets

An Attractive Footprint

✓ ***Indicates higher than U.S. National Average*** [(1)]

Greater Washington D.C.



Capital of the U.S.

- Population: **6.44mm**
- Pop. CAGR: **1.01%** ✓
- Proj. Pop. CAGR: **0.54%** ✓
- Median HHI: **$118k** ✓
- Proj. Median HHI: **$132k** ✓

Charleston, WV



Capital of West Virginia

- Population: **252k**
- Median HHI: **$52k**
- Proj. Median HHI: **$60k**

Eastern Shore of MD [(2)]



- Population: **70k**
- Pop. CAGR: **0.24%**
- Median HHI: **$75k** ✓
- Proj. Median HHI: **$81k**

Hagerstown-Martinsburg, MD-WV



- Population: **302k**
- Pop. CAGR: **0.88%** ✓
- Proj. Pop. CAGR: **0.70%** ✓
- Median HHI: **$68k**
- Proj. Median HHI: **$74k**

Winchester, VA-WV



Fastest Growing Metro in VA

- Population: **147k**
- Pop. CAGR: **1.04%** ✓
- Proj. Pop. CAGR: **0.95%** ✓
- Median HHI: **$82k** ✓
- Proj. Median HHI: **$93k** ✓

Huntington-Ashland, WV-KY-OH



- Population: **354k**
- Median HHI: **$54k**
- Proj. Median HHI: **$59k**

Harrisonburg, VA



- Population: **137k**
- Pop. CAGR: **0.70%** ✓
- Proj. Pop. CAGR: **0.57%** ✓
- Median HHI: **$70k**
- Proj. Median HHI: **$81k**

Lexington-Fayette, KY



Horse Capital of the World

- Population: **523k**
- Pop. CAGR: **0.79%** ✓
- Proj. Pop. CAGR: **0.52%** ✓
- Proj. Median HHI: **$77k**

Salisbury, MD-DE



- Population: **436k**
- Pop. CAGR: **1.19%** ✓
- Proj. Pop. CAGR: **1.03%** ✓
- Median HHI: **$68k**
- Proj. Median HHI: **$74k**

Burke&Herbert
Financial Services Corp.

Source: S&P Global Market Intelligence. Current population and HHI metrics are for the year 2023. Population CAGR is based on through 2023; Projected population and HHI CAGRs are based on 2023 actual through 2028 projected (1) U.S. National Benchmark defined as the median for HHI metrics and as the growth rate pertaining to the total U.S. population for population CAGR metrics; U.S. population CAGR is 0.62%; U.S. projected population CAGR is 0.42%; U.S. median HHI is $74k; U.S. projected HHI is $83k (2) Eastern Shore of MD is made up of the Easton, MD and Cambridge, MD MSAs; Median HHI calculated using a weighted average based on pro forma deposits

5

6 Key merger-related metrics Aug. 24, 20231 June 30, 2024 Sept. 30, 2024 Dec. 31, 2024  Tangible book value per common share2 $34.57 $39.11 $42.32 $42.06  Tangible common equity/tangible assets2 6.4% 7.6% 8.2% 8.2%  Leverage ratio3 8.1% 9.0% 9.7% 9.8%  Common equity tier 1 ratio3 10.4% 10.9% 11.4% 11.5%  Tier 1 capital ratio3 10.6% 11.3% 11.8% 11.9%  Total capital ratio3 12.5% 13.9% 14.5% 14.6% (1) Estimated at August 24, 2023, Summit merger announcement date assuming December 31, 2023, close. Actual closing was May 3, 2024. (2) Non-GAAP measure. See the appendix for further information. (3) December 31, 2024, is estimated. Delivering on Expectations – Merger Related Statistics Merger Related Cost Saves Software Professional services Processing Personnel related Depreciation / amortization Identified annualized cost saves Goal $20MM $2.5MM $7.7MM $15.1MM $1.4MM $1.1MM  Achieved $27.8MM

Balance Sheet Trends

Balance Sheet ($ in 000s)	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024
Assets			
Cash and Cash Equivalents	$ 135,314	$ 291,765	$ 211,920
Investments	1,465,930	1,453,263	1,430,039
Loans Held for Sale	2,331	4,216	3,268
AOCIncome/(Loss)	5,672,236	5,574,037	5,616,724
Allowance for Loan Losses	(68,040)	(67,817)	(68,017)
Net Loans	5,604,196	5,506,220	5,548,707
Goodwill and Other Intangibles	90,083	94,381	98,678
Other Assets	514,331	515,068	517,581
Total Assets	**7,812,185**	**7,864,913**	**7,810,193**
Liabilities			
Total Deposits	6,515,239	6,600,825	6,639,571
Short-term Borrowings	365,000	320,163	285,161
Subordinated Debentures	111,885	110,482	109,064
Other Liablities	89,904	95,384	83,271
Total Liabilities	7,082,028	7,126,854	7,117,067
Shareholders' Equity			
Common Stock	7,770	7,767	7,752
Preferred Stock	10,413	10,413	10,413
Additional Paid-in Capital	401,172	400,377	399,553
Retained Earnings	434,106	422,844	403,422
AOCIncome/(Loss)	(95,720)	(75,758)	(100,430)
Treasury Stock	(27,584)	(27,584)	(27,584)
Total Shareholders' Equity	730,157	738,059	693,126
Total Liabilities & Shareholders' Equity	**$ 7,812,185**	**$ 7,864,913**	**$ 7,810,193**

Highlights

- Our objective is to build and maintain a fortress balance sheet
  - Maintain credit discipline through the cycle
  - Ensure proper allowances for credit losses
  - Stay liquid and have multiple sources of liquidity
  - Manage capital for the long term
  - Stress test the balance sheet for severe shocks
  - Continually improve risk, governance, and controls
  - Operate an effective risk-adjusted return culture
- Loan to deposit ratio of 87.1%
- Brokered deposits to total deposits of 3.8%
- Uninsured deposits to total deposits of 29.6%
- Relatively neutral interest rate position

Burke&Herbert Financial Services Corp.

7

Income Statement Trends

Income Statement ($ in 000s)	Dec. 31, 2024		Sept. 30, 2024	
	3 months ended	*12 months ended*	*3 months ended*	*9 months ended*
Interest income				
Loans	$ 97,940	$ 311,421	$ 103,730	$ 213,481
Securities	13,059	50,060	13,211	37,001
Other Interest Income	1,794	4,680	1,585	2,886
Total Interest Income	**112,793**	**366,161**	**118,526**	**253,368**
Interest expense				
Deposits	35,919	118,664	39,441	82,745
Borrowed Funds	3,383	14,189	3,080	10,806
Subordinated Debt and other interest	2,781	7,523	2,826	4,742
Total Interest Expense	**42,083**	**140,376**	**45,347**	**98,293**
Net Interest Income	**70,710**	**225,785**	**73,179**	**155,075**
Provision expense	833	24,220	147	23,387
Net Interest Income after Provision	**69,877**	**201,565**	**73,032**	**131,688**
Non-interest income				
Fiduciary and wealth management	2,429	8,411	2,352	5,982
Service charges and fees	4,447	15,594	5,453	11,147
Other non-interest income	4,915	12,161	2,811	7,246
Total Non-interest Income	**11,791**	**36,166**	**10,616**	**24,375**
Non-interest expense				
Salaries and other benefits	30,658	94,275	25,536	63,617
Occupancy	3,630	11,577	3,412	7,947
Other operating	27,122	91,981	21,878	64,859
Total Non-interest Expense	**61,410**	**197,833**	**50,826**	**136,423**
Income tax expense	465	4,190	5,200	3,725
Net income	**19,793**	**35,708**	**27,622**	**15,915**
Preferred stock dividends	225	675	225	450
Net income applicable to common shares	**$ 19,568**	**$ 35,033**	**$ 27,397**	**$ 15,465**

Operating Net Income (non-GAAP)	Dec. 31, 2024	Sept. 30, 2024
	3 months ended	*3 months ended*
Net income applicable to common shares	$ 19,568	$ 27,397
Addback significant items (tax effected):		
Merger-related	7,069	2,449
Total significant items	7,069	2,449
Operating net income	$ 26,637	$ 29,846
Weighted average dilutive shares	15,038,442	15,040,145
Adjusted diluted EPS	$ 1.77	$ 1.98
Non-interest expense	$ 61,410	$ 50,826
Remove significant items:		
Merger-related[1]	8,948	3,101
Total significant items	8,948	3,101
Adjusted non-interest expense	$ 52,462	$ 47,725

(1) See appendix for reconciliation of merger-related expenses.

Expectations for 2025

- Loan growth in high single digits
- Deposit growth in low single digits
- Net interest margin 4.05% - 4.10%
- Operating leverage > 10% versus 4Q24 annualized adjusted
- Top quartile returns on assets and equity relative to peers

Burke & Herbert Financial Services Corp.

8

9 Loan Portfolio as of 4Q24 ($ in 000s) Residential $1,173,749 Owner-Occupied CRE $614,362 Commercial & Industrial $613,085 AD&C $465,537 Consumer $167,701 Commercial Real Estate $2,637,802 Portfolio $5,672,236 Loan Segment Adjustable Rate Fixed Rate Commercial Real Estate $ 1,111,665 $ 1,526,137 Residential 577,347 596,402 Owner-occupied CRE 314,447 299,915 AD&C 355,847 109,690 Commercial & Industrial 421,104 191,981 Consumer 123,159 44,542 $ 2,903,569 $ 2,768,667 • The commercial real estate (CRE) portfolio is well-diversified across asset classes - CRE as a percentage of bank total risk-based capital is estimated at 337% - AD&C as a percentage of bank total risk-based capital is estimated at 51% • The CRE loan portfolio geographic footprint is spread across the West Virginia and greater DC / Maryland / Virginia (DMV) area with minimal office building exposure within Washington D.C. • In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity Commercial Real Estate Category $ by Asset Class % by Asset Class Retail Real Estate $ 577,747 22% Multi-Family 491,924 19% Office Bldgs/Condos 398,331 15% Hotels/Motels 375,433 14% Industrial/Warehouse 262,632 10% Other 205,434 8% Nursing-Assisted Living 132,846 5% Self-Storage 124,672 4% Restaurants and Gas Stations 68,783 3% $ 2,637,802 100%

10 Security Portfolio as of 4Q24 ($in 000s) U.S Treasury & Agency $149,127 Municipal $698,724 Agency RMBS $53,186 Non-Agency RMBS $247,876 Agency CMBS $33,071 Non-Agency CMBS $154,511 Asset-Backed $64,056 Other $31,820 Portfolio FV $1,432,371 • Portfolio duration is approximately 4.5 years • 81% of unrealized losses have a duration of approximately 5.5 years; remainder less than 2.5 years • Unrealized losses are the result of the interest rate environment • AOCI accretion is expected to be approximately 5.5% per quarter assuming a stagnant interest rate environment • The current portfolio is held as available-for-sale, and there is no intent to reclassify any part • Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support Category Net Unrealized Losses Amortized Cost WA Yield U.S. Treasury & Agency $ 16,492 $ 165,619 1.31% Municipal 78,457 777,181 2.76% Agency RMBS 4,058 57,244 3.63% Non-Agency RMBS 12,088 259,964 4.09% Agency CMBS 720 33,791 4.85% Non-Agency CMBS 4,110 158,621 3.92% Asset-Backed 252 64,308 6.05% Other 1,041 32,861 7.37% $ 117,218 $1,549,589 3.26%

11 Funding Sources as of 4Q24 ($ in 000s) Demand (non- interest) $1,379,940 Demand (interest) $2,223,540 Money Market & Savings $1,658,480 Brokered CDs $244,802 Time Deposits & Other $1,008,477 Deposits $6,515,239 Category Average Rate QTD Demand (non-interest bearing) − % Demand (interest bearing) 2.51% Money Market & Savings 1.60% Brokered Certificate of Deposits 4.45% Time Deposits & Other 4.57% Total Interest-Bearing Deposits 2.76% Total Deposits 2.17% • Loan-to-deposit ratio of 87.1% and loan + security-to-deposit ratio of 109.6% • Brokered deposits represent 3.8% of total deposits • Uninsured deposits totaled $1.9 billion, representing 29.6% of total deposit balance • Borrowings totaled $365 million with a total capacity of $4.4 billion and remaining capacity of $4.1 billion • Stress tests are performed on liquidity and capital on a quarterly basis • We believe we have ample liquidity to withstand significant stress

Capital Ratio Trends[1]

Common Equity Tier 1 Ratio


16.6%
10.9%
11.4%
11.5%
1Q24
2Q24
3Q24
4Q24

Total Capital Ratio


17.5%
13.9%
14.5%
14.6%
1Q24
2Q24
3Q24
4Q24

Tier 1 Capital Ratio


16.6%
11.3%
11.8%
11.9%
1Q24
2Q24
3Q24
4Q24

Leverage Ratio


11.4%
9.0%
9.7%
9.8%
1Q24
2Q24
3Q24
4Q24

(1) All 4Q24 capital ratios are estimated.

Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels

Burke&Herbert Financial Services Corp.
12

13 Asset Quality Trends 1.16% 1.21% 1.22% 1.20% 1Q24 2Q24 3Q24 4Q24 Allowance Coverage Ratio 0.00% 0.01% 0.01% 0.01% 1Q24 2Q24 3Q24 4Q24 NCOs / Average Loans 92.0% 207.1% 189.1% 177.3% 1Q24 2Q24 3Q24 4Q24 Allowance for Credit Losses / NPLs 1.26% 0.58% 0.64% 0.68% 1Q24 2Q24 3Q24 4Q24 NPLs / Total Loans Credit Management • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision-making processes - Managed through specific policies and processes - Measured and evaluated against our risk appetite and credit concentration limits - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Underwriting guidelines are adjusted to reflect current market conditions • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance

14 Final Thoughts • Our business model is built on customer service - Understanding our customers’ financial goals and offering our diverse products and services to help them achieve financial prosperity • Our approach is concentrated on growing and deepening relationships across our businesses that meet our risk/return measures • We are focused on our strategic priorities which are designed to enhance value over the long term - Being a trusted advisor - Growing fee revenue - Profitably expanding our markets

15 Appendix: Notes on Non-GAAP Financial Measures Total Common Equity, Tangible Book Value & Tangible Assets: Tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive income/(loss) in stockholders' equity. Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 Common Shareholders’ Equity $ 719,744 $ 727,646 $ 682,713 Less: Goodwill and intangible assets, net 90,083 94,381 98,678 Tangible common equity (non-GAAP) 629,661 633,265 584,035 Shares outstanding at end of period 14,969,104 14,963,003 14,932,169 Tangible book value per common share $ 42.06 $ 42.32 $ 39.11 Total Assets 7,812,185 7,864,913 7,810,193 Less: Goodwill and Intangible assets, net 90,083 94,381 98,678 Tangible assets (non-GAAP) $ 7,722,102 $ 7,770,532 $ 7,711,515

16 Appendix: Noninterest Expense Reconciliation Dec. 31, QTD Merger Adjusted non- 2024 Related interest expense Sept. 30, QTD Merger Adjusted non- 2024 Related interest expense Salaries and wages 25,818$ (2,926)$ 22,892$ 20,858$ -$ 20,858$ Pensions and other employee benefits 4,840 (36) 4,804 4,678 - 4,678 Occupancy 3,630 - 3,630 3,412 (63) 3,349 Equipment rentals, depreciation & maintenance 4,531 (332) 4,199 4,699 (1,249) 3,450 Other Operating 22,591 (5,654) 16,937 17,179 (1,789) 15,390 Total non-interest expense 61,410$ (8,948)$ 52,462$ 50,826$ (3,101)$ 47,725$ 3 months ended3 months ended